Exhibit 10.19

BASE SALARIES OF NAMED EXECUTIVE OFFICERS OF THE REGISTRANT

Set forth below are the 2011 annual base salaries of the named executive officers (as defined in Item 402(a)(3) of Regulation S-K) of Wisconsin Energy Corporation. Unless otherwise noted, the named executive officers serve in the positions indicated for Wisconsin Energy Corporation (WEC) and its subsidiaries, Wisconsin Electric Power Company (WE) and Wisconsin Gas LLC (WG). WE is a reporting company under the Securities and Exchange Act of 1934, as amended. All positions are as of December 31, 2010.

     Gale E. Klappa                                                           $1,174,168

           Chairman of the Board, President

           and Chief Executive Officer

     Frederick D. Kuester                                                    $683,280

           Executive Vice President of WEC and WG;

           Executive Vice President and Chief

           Operating Officer of WE

     Allen L. Leverett                                                             $632,000

           Executive Vice President and Chief

           Financial Officer

     James C. Fleming                                                         $458,200

           Executive Vice President and

           General Counsel

     Kristine A. Rappé                                                          $407,881

           Senior Vice President and Chief

           Administrative Officer